SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2003

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1676 International Drive
McLean, VA 22102
(Address of principal executive offices)

(703) 747-3000
(Registrant’s telephone number, including area code)

Item 5.    Other Events

On January 15, 2003, BearingPoint, Inc. (the “Company”) announced plans to reduce its workforce by approximately 450 to 550 employees, primarily in the North American and Asia Pacific regions. The action impacts approximately 3 percent of BearingPoint’s total workforce, and is designed to balance capacity with market demand for services.

The charge associated with this reduction will be recorded in the March 2003 quarter. There will be no effect from this action on results for the second quarter ended December 31, 2002. The Company anticipates that the charge will be in the range of $17 million to $23 million. The Company does not expect the reduction in workforce to result in a material impact on its anticipated revenues in subsequent quarters.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements relate to the Company’s operations that are based on the Company’s current expectations, estimates and projections. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance because they involve risks, uncertainties, and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or the Company’s future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. As a result, these statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The Company’s actual results may differ from the forward-looking statements for many reasons, including:

—	the business decisions of the Company’s clients regarding the use of the Company’s services;

—	the timing of projects and their termination;

—	the availability of talented professionals to provide the Company’s services;

—	the pace of technological change;

—	the strength of the Company’s joint marketing relationships;

—	the actions of the Company’s competitors; and

—	unexpected difficulties associated with the Company’s recent acquisitions, group hires and other transactions involving BearingPoint GmbH and the former Andersen BC Practices.

In addition, the Company’s results and forward-looking statements could be affected by general domestic and international economic and political conditions, including the current slowdown in the economy, uncertainty as to the future direction of the economy and vulnerability of the economy to domestic or international incidents, as well as market conditions in the Company’s industry. For a more detailed discussion of certain of these factors, see “Factors Affecting Future Financial Results” attached as Exhibit 99.1 to the Company’s Form 10-Q for the quarter ended September 30, 2002, “Factors Affecting Future Financial Results” in the Company’s most recent Form 10-K and similar sections in the Company’s filings with the Securities and Exchange Commission, which describe risks and factors that could cause results to differ materially from those projected in such forward-looking statements. The Company cautions the reader that these risk factors may not be exhaustive. The Company operates in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those implied by any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2003	Bearing Point, Inc.

By: /s/ David W. Black
David W. Black Executive Vice President, General Counsel and Secretary